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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

POGO PRODUCING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7792 (Commission File Number)	74-1659398 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700 Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)
On November 4, 2004, a press release was issued by the Company and also made available through the Company's website at www.pogoproducing.com to announce the appointment of Thomas A. Fry, III to the Board of Directors. The Company elected Mr. Fry effective November 1, 2004. There was no arrangement or understanding pursuant to which Mr. Fry was elected as a director, and there are no related party transactions between Mr. Fry and the Company. Mr. Fry will serve on the Company's Compensation, Nominating and Corporate Governance and Management Committees. A copy of the press release is included herein as Exhibit 99.1 and incorporated in this Item 5.02 by reference.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits (furnished pursuant to Item 5.02 and not deemed filed with the Commission).

Exhibit Number	Description
99.1	Press Release issued November 4, 2004 regarding the appointment of Thomas A. Fry, III to the Board of Directors of Pogo Producing Company (the "Company").

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY
Date: November 5, 2004	By:	/s/ JAMES P. ULM, II James P. Ulm, II Name: James P. Ulm, II Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press Release issued November 4, 2004 regarding the appointment of Thomas A Fry, III to the Board of Directors of Pogo Producing Company (the "Company").

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QuickLinks

  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index